Household Consumer Loan Trust, Series 1995-1
Deposit Trust Calculations
Previous Due Period Ending                          May 31, 1999
Current Due Period Ending                           Jun 30, 1999
Prior Distribution Date                             Jun 14, 1999
Distribution Date                                   Jul 14, 1999

Beginning Trust Principal Receivables           4,245,127,761.54
Average Principal Receivables                   4,234,126,645.31
FC&A Collections (Includes Recoveries)             67,883,852.92
Principal Collections                             133,623,976.88
Additional Balances                                59,174,127.64
Net Principal Collections                          74,449,849.24
Defaulted Amount                                   28,633,033.92
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,403,950.00

Beginning Participation Invested Amount           386,634,264.06
Beginning Participation Unpaid Principal          386,634,264.06
Balance
Ending Participation Invested Amount              377,221,372.57
Ending Participation Unpaid Principal Balance     377,221,372.57

Accelerated Amortization Date                       Oct 15, 2000
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=No

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 386,634,264.06
Numerator for Fixed Allocation                    396,088,996.68
Denominator - Max(Sum of Numerators, Principal  4,234,126,645.31
Receivables)
Applicable Allocation Percentage                         9.1314%
Investor FC&A Collections                           6,198,733.70

Series Participation Interest Default Amount
Numerator for Floating Allocation                 386,634,264.06
Denominator - Max(Sum of Numerators, Principal  4,234,126,645.31
Receivables)
Floating Allocation Percentage                           9.1314%
Series Participation Interest Default Amount        2,614,591.61


Principal Allocation Components
Numerator for Floating Allocation                 386,634,264.06
Numerator for Fixed Allocation                    396,088,996.68
Denominator - Max(Sum of Numerators, Principal  4,234,126,645.31
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.2500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.2500%
(c) Rate Sufficient to Cover Interest, Yield             5.1499%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          386,634,264.06
Principal Balance
(e) Actual days in the Interest Period                        30
Series Participation Monthly Interest, [a*d*e]      2,013,720.13

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,           9,412,891.49
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       6,798,299.88
or e]
(b) prior to Accelerated Amort. Date or not         6,798,299.88
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       9.1314%
(d) Net Principal Collections                      74,449,849.24
(e) after Accelerated Amort Date or Early Amort    12,500,095.38
Period, [f*g]
(f) Fixed Allocation Percentage                          9.3547%
(g) Collections of Principal
                                                  133,623,976.88

(h) Minimum Principal Amount, [Min(i,l)]            4,344,825.14
(i)  Floating Allocation Percentage of             12,201,715.32
Principal Collections
(j)  1.8% of the Series Participation Interest      6,959,416.75
Invested Amount
(k) Series Participation Interest Net Default       2,614,591.61
Payment Amount
(l)  the excess of (j) over (k)                     4,344,825.14

(m) Series Participation Interest Net Default       2,614,591.61
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     6,198,733.70
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,013,720.13
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,614,591.61
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  644,390.44
Excess [Sec. 4.11(a)(vi)]                             926,031.52

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Household
Consumer Loan
Trust, 1995-1
Series 1995-1
Owner Trust
Calculations
Due Period           Jun 30,
Ending                  1999
Payment Date         Jul 15,
                        1999

Calculation of
Interest Expense

Index (LIBOR)      4.987500%
Accrual end          Jul 15,
date, accrual           1999
beginning date
and days in
Interest Period
                     Class A     Class B Certificates    Overcoll
                                                           Amount
Beginning Unpaid 193,234,613 143,054,678   13,532,199  36,812,774
Principal
Balance
Previously              0.00        0.00         0.00
unpaid
interest/yield
Spread to index        0.24%      0.625%        1.03%
Rate (capped at    5.227500%   5.612500%    6.017500%
13.0%, 15%, 16%)
Interest/Yield       841,778     669,079       67,858
Payable on the
Principal
Balance
Interest on             0.00           0            0
previously
unpaid
interest/yield
Interest/Yield       841,778     669,079       67,858
Due
Interest/Yield                   669,079       67,858
Paid                 841,778

Summary

Beginning
Security Balance 193,234,613 143,054,678   13,532,199  36,812,774
Beginning
Adjusted Balance 193,234,613 143,054,678   13,532,199
Principal Paid
                   4,704,476   3,482,770      329,451     976,743
Ending Security
Balance          188,530,137 139,571,908   13,202,748  35,916,579
Ending Adjusted
Balance          188,530,137 139,571,908   13,202,748
Ending                                        3.5000%
Certificate
Balance as %
Participation
Interest
Invested Amount
Targeted Balance             139,571,908   13,202,748
                 188,610,686
Minimum Adjusted              61,666,667    5,833,333  15,833,333
Balance
Certificate                                11,431,316
Minimum Balance
Ending OC Amount                                       35,916,579
as Holdback
Amount
Ending OC Amount                                             0.01
as Accelerated
Prin Pmts

Beginning Net                       0.00         0.00        0.00
Charge offs                -
Reversals                           0.00         0.00        0.00
                           -
Charge offs                         0.00         0.00        0.00
                           -
Ending Net                          0.00         0.00        0.00
Charge Offs                -

Interest/Yield    $1.1223711  $3.8855644   $2.2392536
Paid per $1000
Principal Paid    $6.2726347 $20.2256141  $10.8715417
per $1000

Series 1995-1  Owner Trust Calculations
Due Period                                             June 1999
Payment Date                                        Jul 15, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        9,412,891.49
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          80,548.81

Series Participation Interest Monthly Interest      2,013,720.13

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.             841,778.29
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.             669,078.65
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.         67,858.34
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-        4,623,927.20
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance         3,482,769.85
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       329,451.20
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           976,743.24
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)              80,548.81


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                  0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated             354,456.04
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       976,743.24
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)(d)

To Designated Certificate Holder up to total           80,548.81
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       896,194.43
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            3,304.95